UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 28, 2025

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BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Virginia	001-35402	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

828 Main Street, Lynchburg, VA		24504
(Address of Principal Executive Offices)		(Zip code)

Registrant’s telephone number, including area code		(434) 846-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $2.14 par value	BOTJ	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Chief Financial Officer; (c) Appointment of Chief Financial Officer

On October 28, 2025, the Board of Directors of Bank of the James, a wholly-owned subsidiary of Bank of the James Financial Group, Inc. (the “Company”), approved certain senior leadership changes, effective January 1, 2026.

•J. Todd Scruggs, age 57, has served as the Bank’s Chief Financial Officer (“CFO”) since 1999 and as the Company’s principal accounting officer since its formation in 2003. He will transition to the newly established role of Chief Investment Officer (“CIO”) effective January 1, 2026. Until that date, Mr. Scruggs will continue his current duties as CFO and assist in the orderly transition of responsibilities.

•Eric J. Sorenson, Jr., age 59, currently serving as the Bank’s General Counsel, has been appointed to succeed Mr. Scruggs as CFO effective January 1, 2026.

Mr. Sorenson has served as General Counsel of the Bank since 2022 and has advised the Company for more than 25 years on legal, regulatory, and financial matters. Prior to joining the Bank, Mr. Sorenson was a member of Woods Rogers, PLC. In his new capacity as CFO, Mr. Sorenson will oversee the Company’s financial, accounting, treasury, budgeting, and reporting functions, and will work closely with Mr. Scruggs in his CIO role and with the Board to ensure disciplined capital allocation and financial oversight.

There are no family relationships between either Mr. Sorenson or Mr. Scruggs and any director or executive officer of the Company, and there have been no transactions in which either has or will have a direct or indirect material interest that require disclosure under Item 404(a) of Regulation S-K.

Neither Mr. Sorenson nor Mr. Scruggs has a written employment agreement or other individualized compensation agreement with the Company. Each participates in the Company’s salary continuation plan, the terms of which have been previously disclosed, and no amendments to those plans or new compensatory arrangements have been made in connection with these role transitions.

The Board determined that the planned transition is not the result of any disagreement with the Company or its management on any matter relating to the Company’s operations, policies, or practices.

Item 9.01 - Financial Statements and Exhibits

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Bank of the James Financial Group, Inc. Press Release October 30, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2025

BANK OF THE JAMES FINANCIAL GROUP, INC.

By /s/ J. Todd Scruggs J. Todd Scruggs Secretary-Treasurer

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